                                                                   Exhibit 14(G)


                               POWER OF ATTORNEY
                               -----------------

KNOW ALL MEN BY THESE PRESENTS, that RONALD S. SCOWBY, MEYER FELDBERG, PAUL C. MEYER, H. LOUIS SHILL, AND RICHARD D. STARR whose signatures appear below, hereby constitute and appoint ROBIN I. MARSDEN and MITCHELL R. KATCHER, and each of them, as his attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any registration statement and amendments including post-effective amendments thereto, under the Securities Act of 1933 and the Investment Company Act of 1940, where applicable, executed on behalf of Sage Life Assurance of America, Inc. (the "Company") in connection with (a) combination fixed and variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, (b) variable annuity contracts issued by the Company through The Sage Variable Annuity Account A, (c) combination fixed and variable life insurance contracts issued by the Company through The Sage Variable Life Account A, and (d) variable life contracts issued by the Company through The Sage Variable Life Account A, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. RONALD S. SCOWBY, MEYER FELDBERG, PAUL C. MEYER, H. LOUIS SHILL, and RICHARD D. STARR hereby ratify and confirm all that said attorney(s)-in-fact, or their substitution, may do or cause to be done by virtue thereof.

                                                 /s/ Ronald S. Scowby
                                                 -------------------------------
                                                 Ronald S. Scowby
                                                 Director
                                                 Sage Life Assurance of America,
                                                 Inc.


February 24, 2000

State of Connecticut  )
County of Fairfield   )

        On this 24th day of February, 2000, before me came RONALD S. SCOWBY, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.


                                                 /s/   Cynthia Wendt      [SEAL]
                                                 -------------------------
                                                       Notary Public

                                                 /s/ Meyer Feldberg
                                                 -------------------------------
                                                 Meyer Feldberg
                                                 Director
                                                 Sage Life Assurance of America,
                                                 Inc.


February 25, 2000


State of New York     )

County of New York
                      )

        On this 28th day of February, 2000, before me came MEYER FELDBERG, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.


                                          /s/  Patricia Sachs Catapano [SEAL]
                                          -----------------------------------
                                                   Notary Public



                                          /s/  H. Louis Shill
                                          -----------------------------------
                                          H. Louis Shill
                                          Director
                                          Sage Life Assurance of America,
                                          Inc.



February 25, 2000


State of                  )
         ----------------
County of
          --------------- )

        On this 25th day of February, 2000, before me came H. LOUIS SHILL, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.



                                                 /s/  D.B. Green          [SEAL]
                                                 -------------------------------
                                                        Notary Public

                                                 /s/ Paul C. Meyer
                                                 -------------------------------
                                                 Paul C. Meyer
                                                 Director
                                                 Sage Life Assurance of America,
                                                 Inc.


February 23, 2000


State of New York     )

County of New York
                      )

        On this 23rd day of February, 2000, before me came PAUL C. MEYER, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.


                                                 /s/  Stephanie White     [SEAL]
                                                 -------------------------------
                                                        Notary Public



                                                 /s/  Richard D. Starr
                                                 -------------------------------
                                                 Richard D. Starr
                                                 Director
                                                 Sage Life Assurance of America,
                                                 Inc.



February 25, 2000


State of Washington       )

County of King
                          )

        On this 25th day of February, 2000, before me came RICHARD D. STARR, Director of Sage Life Assurance of America, Inc., to me known, and signed the above Power of Attorney on behalf of Sage Life Assurance of America, Inc.



                                                 /s/  Timothy W. Williams [SEAL]
                                                 -------------------------------
                                                        Notary Public